Principal Variable Contracts Funds, Inc.
Supplement dated March 16, 2018
to the Statutory Prospectus dated May 1, 2017, as revised on May 2, 2017
(as supplemented June 16, 2017, September 15, 2017, October 2, 2017, December 15, 2017, December 22, 2017, and March 7, 2018)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX ACCOUNT
In the Management section, under Sub-Advisor and Portfolio Managers, delete Mellon Capital Management Corporation and replace with BNY Mellon Asset Management North America Corporation.

MANAGEMENT OF THE FUND
Under The Sub-Advisors, delete the Mellon Capital Management Corporation section, and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), BNY Mellon Center, One Boston Place, Boston, MA 02108, is a multi-asset investment adviser providing clients with a wide range of investment solutions.

BNY Mellon AMNA is the sub-advisor for the Bond Market Index Account.
The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.
Paul Benson joined BNY Mellon AMNA in 2005. He earned a B.A. from the University of Michigan, Ann Arbor. He has earned the right to use the Chartered Financial Analyst designation.
Gregg Lee joined BNY Mellon AMNA in 1989. He earned a B.S. from the University of California at Davis in Managerial Economics. He has earned the right to use the Chartered Financial Analyst designation.
Nancy G. Rogers joined BNY Mellon AMNA in 1987. She earned a B.S. in Marketing and Finance and an M.B.A. from Drexel University. She has earned the right to use the Chartered Financial Analyst designation.
Stephanie Shu joined BNY Mellon AMNA in 2001. She earned a B.S. in Operations Research and Statistics from Fudan University, Shanghai, China and an M.S. from Texas A&M University. She has earned the right to use the Chartered Financial Analyst designation.

PRICING OF ACCOUNT SHARES
Under Notes, delete the fourth bullet and replace with the following:

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Advisor expects the securities may be sold.

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